VIA EDGAR

September 6, 2013

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re: Touchstone Strategic Trust
        File Nos. 002-80859/811-03651

Ladies and Gentlemen:

On behalf of Touchstone Strategic Trust (the “Registrant”), and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors that risk/return summary information as supplemented, dated August 23, 2013, to the Prospectus dated October 30, 2012, for the Touchstone International Small Cap Fund (the “Fund”). The purpose of the filing is to submit the 497(e) filing dated August 23, 2013 (Accession No. 0001104659-13-065857) in XBRL for the Fund.

If you have any questions about this matter please contact Elizabeth Freeman at 617-248-3631.

Very truly yours,

TOUCHSTONE STRATEGIC TRUST

/s/Jill McGruder

Jill McGruder

President